Federated American Leaders Fund, Inc.
(formerly, American Leaders Fund, Inc.)

27TH SEMI-ANNUAL REPORT
SEPTEMBER 30, 1996
ESTABLISHED 1969
GROWTH & INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

Federated American Leaders Fund, Inc. was created in 1969, and I am pleased to present the 27th Semi-Annual Report for the fund. This report covers the six-month period from April 1, 1996 to September 30, 1996.

First, we present a discussion with the fund's co-managers Peter R. Anderson, Senior Vice President, Federated Advisers, and Scott B.
Schermerhorn, Vice President, Federated Advisers. Following their discussion are graphs depicting the fund's long-term investment performance, a complete list of the fund's highly diversified stock holdings, and the fund's financial statements.

The portfolio of high-quality common stocks -- which, at the end of the period, included household names like Chrysler, Mattel, Heinz, Avon, Exxon, General Electric, Wal-Mart, Intel, and AT&T -- performed well in the continued favorable stock market environment. The fund's total return performance for the six-month period, which reflects income dividends, realized gain, and capital appreciation, is shown below for each share class.*

                              NET ASSET                       CAPITAL     TOTAL
                           VALUE INCREASE           INCOME     GAINS     RETURN
 Class A Shares        $19.78 to $20.48 = 4%        $0.09      $0.32      5.70%
 Class B Shares        $19.79 to $20.48 = 3%        $0.02      $0.32      5.26%
 Class C Shares        $19.80 to $20.48 = 3%        $0.02      $0.32      5.20%
 Class F Shares        $19.78 to $20.48 = 4%        $0.09      $0.32      5.69%


During the report period, the fund achieved a milestone by topping $1 billion in assets for the first time in its 27-year history. This growth is the result of a sizable increase in the value of fund shares as well as the continued participation of long-time and new shareholders who increased their holdings.

* Performance quoted is based on net asset value and reflects past performance. Performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for Class A Shares, Class B Shares, Class C Shares, and Class F Shares were (0.11%), (0.34%), 4.18%, and 3.61%, respectively.

Thank you for entrusting a portion of your wealth to our blue-chip stock fund, Federated American Leaders Fund, Inc.

The investment concept of selecting and owning 50 to 100 leading American corporations has served our shareholders well. These competitive corporations offer products and services that are in demand throughout the U.S. and the world, and we are putting them all to work for you in one convenient investment.

We encourage you to reinvest your dividends and capital gains automatically in additional shares. It is a convenient way to increase your opportunity to participate in the growth and earnings of blue-chip American companies.

As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]

John F. Donahue
President
November 15, 1996

INVESTMENT REVIEW

[Graphic]

Peter R. Anderson
Senior Vice President
Federated Advisers

[Graphic]

Scott B. Schermerhorn
Vice President
Federated Advisers

[Graphic]

DURING THE SIX-MONTH REPORT PERIOD ENDED SEPTEMBER 30, 1996, THE STOCK MARKET STUMBLED BRIEFLY BUT STILL MANAGED TO REACH THEIR NEW HIGHS TOWARD THE END OF SEPTEMBER. WHAT IS YOUR REVIEW OF THE SECOND AND THIRD QUARTERS OF 1996?

In the second quarter of 1996, the U.S. stock market, as measured by the Standard & Poor's 500 Index* ("S&P 500"), exhibited higher volatility than the first quarter, yet continued its winning ways producing a 4.49% return. The stock market, as measured by the Dow Jones Industrial Average, posted a 3.09% total return for the third quarter boosting the year-to-date (September 30, 1996) return to 13.50%.

The economy was very strong in the second quarter, but slowed somewhat in the third quarter to an estimated 2.5% rate of growth (real Gross Domestic Product). Currently, economic signals are mixed and corporate profit growth is slowing to a 5%-6% annual rate. As the stock market has hit new highs, it has also become more sector rotational and stock selective.

[Graphic]

HOW DID FEDERATED AMERICAN LEADERS FUND, INC. PERFORM FOR ITS SHAREHOLDERS?

For the six-month report period, the fund's Class A, B, C, and F Shares produced total returns of 5.70%, 5.26%, 5.20%, and 5.69%, respectively.** This performance is based on net asset value and includes capital appreciation, income dividends, and capital gains.

The fund continues to show solid long-term results. For example, annualized total return based on net asset value for Class A Shares for the 1-year, 5-year, and 10-year periods ending September 30, 1996, were 19.17%, 15.52%, and 12.70%, respectively.**

* The Standard & Poor's 500 Index is a composite index of common stocks in industry, transportation, and financial and public utility companies that can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. This index is unmanaged, and actual investments may not be made in an index.

** Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the six-month period ended September 30, 1996 for Class A Shares, Class B Shares, Class C Shares, and Class F Shares based on offering price, were (0.11%), (0.34%), 4.18%, and 3.61%, respectively. Total returns based on offering price for Class A Shares for the 1-year, 5-year, and 10-year periods ended September 30, 1996, were 12.61%, 14.22%, and 12.07%, respectively.

[Graphic]

IN THE FUND'S PREVIOUS REPORT, YOU SINGLED OUT FINANCE AND TECHNOLOGY AS SECTORS IN WHICH THE FUND MAINTAINED OVERWEIGHTED POSITIONS RELATIVE TO THE S&P 500 WEIGHTINGS. WHAT WAS THE FUND'S EXPOSURE TO THESE SECTORS ON SEPTEMBER 30, 1996?

During the third quarter, we reduced exposure in Technology and Finance to roughly market (S&P 500) weight. Some technology companies have begun to experience earnings disappointments or have become fully valued on an intermediate basis. With the outstanding performance of the Finance sector, many stocks in that group also have moved to levels that offer limited upside in our opinion. Several new positions in the Utilities and Consumer-Non Durable sectors increased the fund's holdings in these sectors to approximately market weight. At the end of the quarter, the fund had no major overweighted or underweighted sectors, which is consistent with our valuation and estimate revision disciplines.

Our goal in this blue-chip stock fund is to find opportunities to invest in companies that are leaders in their respective industries, but at the same time avoid stocks that have become clearly overvalued. We believe even the best companies can experience short-term disappointments that provide buying opportunities for long-term investors. The longer term selection themes underlying our investment strategy continue to be corporate restructuring, industry consolidation, technology, globalization, and demographics.

[Graphic]

WHAT STOCKS HAVE YOU BEEN BUYING AND SELLING?

The new names added during the third quarter are stocks of leading companies that had underperformed over the previous six to twelve months. Good examples include: BAUSCH & LOMB, the leading producer of eye-care products; BROWNING-FERRIS, a major provider of environmental services; DOVER CORP., a diversified manufacturing company with an excellent long-term record; MARSH & MCLENNAN, the largest insurance brokerage firm; STANLEY WORKS, a major producer of tools and hardware products.

Portfolio sales reflect relative overvaluation and/or deteriorating fundamentals as reflected in our estimate revision work. Examples of overvaluation include: Eastman Kodak, Interpublic Group, Ivax, Microsoft, and Westinghouse. Stock sales based on deteriorating fundamentals include:
Applied Materials, Eastman Chemical, Lam Research, Millipore, Philips Electronics, and Comsat.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AS OF SEPTEMBER 30, 1996, AND HOW IS THE FUND DIVERSIFIED BY INDUSTRY?

The top holdings and sector weightings were as follows:

TOP HOLDINGS

 NAME                                            % OF NET ASSETS
 Mobil Corp.                                           2.7%
 Unilever, N.V.                                        2.6%
 Kimberly-Clark Corp.                                  2.1%
 Textron, Inc.                                         2.1%
 Rubbermaid, Inc.                                      2.0%
 Federal Nat'l. Mortgage Assoc.                        2.0%
 Pacific Gas & Electric Co.                            2.0%
 Marsh & McLennan Cos., Inc.                           2.0%
 CPC International, Inc.                               2.0%
 Wal-Mart Stores, Inc.                                 2.0%


 SECTOR WEIGHTINGS

                                                  % OF                S&P 500
 ASSET CLASS                                    NET ASSETS       SECTOR WEIGHTING
 Consumer Non-Durables                            13.4%                12.1%
 Finance                                          13.2%                14.1%
 Health Care                                      12.8%                10.7%
 Technology                                       12.2%                13.6%
 Utilities                                        11.3%                11.0%
 Energy Minerals                                  10.1%                 8.7%
 Producer Manufacturing                            5.3%                 7.5%
 Retail Trade                                      5.4%                 4.9%
 Basic Industry                                    4.2%                 6.6%
 Services                                          3.6%                 5.4%
 Consumer Durables                                 2.8%                 3.9%
 Transportation                                    1.2%                 1.5%
 Miscellaneous                                     3.7%                 0.0%


[Graphic]

AS WE APPROACH THE CLOSE OF 1996, WHAT IS YOUR OUTLOOK FOR THE MARKET?

Basically, our outlook is constructive. The stock market tends to be driven by three factors: earnings, interest rates, and liquidity. We foresee reasonable earnings growth over the next 6 to 12 months, with interest rates fairly stable. Liquidity appears ample as investors continue to pour money into stock funds. The stock market itself is a better forecaster of the future than most economists, and, currently, the market appears to view the next 6 to 12 months fairly positively.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $28,000 IN THE CLASS A SHARES OF FEDERATED AMERICAN LEADERS FUND, INC. ON 2/26/69, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DIDN'T REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $423,305 ON 9/30/96. YOU WOULD HAVE EARNED A 10.34%* AVERAGE ANNUAL TOTAL RETURN FOR THE 27-YEAR INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/96, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 12.61%, 14.22%, and 12.07%, respectively. Class B Shares' average annual one-year and since inception (7/25/94) total returns were 12.48% and 18.08%, respectively. Class C Shares' average annual one-year and since inception (4/21/93) total returns were 17.25% and 14.41%, respectively. Class F Shares' average annual one-year and since inception (7/27/93) total returns were 16.93% and 14.27%, respectively.

"Graphic representation "A" omitted.  See Appendix."

* Total return represents the change in the value of an investment in Class
  A Shares after reinvesting all income and capital gains, and takes into account the 5.5% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 27 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $218,453.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated American Leaders Fund, Inc. on 2/26/69, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $28,000, but your account would have reached a total value of $218,453* by 9/30/96. You would have earned an average annual total return of 12.37%. A practical investment plan helps you pursue long-term performance from blue-chip stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

"Graphic representation "B" omitted.  See Appendix."

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictional couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their child. On September 30, 1981, they invested $5,000 in the Class A Shares of Federated American Leaders Fund, Inc. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 15 years, the original $5,000 investment along with their additional monthly $250 investments totaling $50,000 has grown to $184,039. This represents a 14.50% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

"Graphic representation "C" omitted.  See Appendix."

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)
PORTFOLIO OF INVESTMENTS

SEPTEMBER 30, 1996 (UNAUDITED)

      SHARES                                                                                                VALUE
 COMMON STOCKS -- 95.5%
                  BASIC INDUSTRY -- 4.2%
        200,000   Betz Laboratories, Inc.                                                              $  10,500,000
        185,000   Consolidated Papers, Inc.                                                                9,620,000
        300,000   Monsanto Co.                                                                            10,950,000
        275,000   Morton International, Inc.                                                              10,931,250
         34,000   Sigma-Aldrich Corp.                                                                      1,938,000
                    Total                                                                                 43,939,250
                  CONSUMER DURABLES -- 2.8%
        200,000   Chrysler Corp.                                                                           5,725,000
         45,300   Mattel, Inc.                                                                             1,172,138
        865,000   Rubbermaid, Inc.                                                                        21,192,500
         30,500   Stanley Works                                                                              857,813
                    Total                                                                                 28,947,451
                  CONSUMER NON-DURABLES -- 13.4%
        246,400   Avon Products, Inc.                                                                     12,227,600
        272,100   CPC International, Inc.                                                                 20,373,487
        480,000   Heinz (H.J.) Co.                                                                        16,200,000
        625,000   IBP, Inc.                                                                               14,531,250
        248,500   Kimberly-Clark Corp.                                                                    21,899,062
        197,000   Philip Morris Cos., Inc.                                                                17,680,750
        225,000   Tambrands, Inc.                                                                          9,478,125
        169,300   Unilever N.V., ADR                                                                      26,685,913
                    Total                                                                                139,076,187
                  ENERGY MINERALS -- 10.1%
        166,100   Chevron Corp.                                                                           10,402,012
        120,000   Exxon Corp.                                                                              9,990,000
        240,000   Mobil Corp.                                                                             27,780,000


FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

      SHARES                                                                                                VALUE
 COMMON STOCKS -- CONTINUED
                  ENERGY MINERALS -- CONTINUED
         89,000   Royal Dutch Petroleum Co., ADR                                                       $  13,895,125
        110,000   Texaco, Inc.                                                                            10,120,000
        558,700   USX Corp.                                                                               12,081,888
        377,000   Union Pacific Resources Group, Inc.                                                     10,556,000
        284,500   Unocal Corp.                                                                            10,242,000
                    Total                                                                                105,067,025
                  FINANCE -- 13.2%
        290,500   Aflac, Inc.                                                                             10,312,750
        211,500   Allstate Corp.                                                                          10,416,375
        126,200   Chase Manhattan Corp.                                                                   10,111,775
        112,500   CIGNA Corp.                                                                             13,485,937
        120,000   Citicorp                                                                                10,875,000
        200,000   Dean Witter, Discover & Co.                                                             11,000,000
        106,700   Federal Home Loan Mortgage Corp.                                                        10,443,262
        593,200   Federal National Mortgage Association                                                   20,687,850
        211,000   Marsh & McLennan Cos., Inc.                                                             20,493,375
        248,500   National City Corp.                                                                     10,468,063
        166,800   Travelers Group, Inc.                                                                    8,194,050
                    Total                                                                                136,488,437
                  HEALTH CARE -- 12.8%
        354,000   Abbott Laboratories                                                                     17,434,500
        225,000   American Home Products Corp.                                                            14,343,750
        270,000   Bausch & Lomb, Inc.                                                                      9,922,500
        320,000   Becton, Dickinson & Co.                                                                 14,160,000
        620,000 (a)Biomet, Inc.                                                                           10,152,500
        186,500   Bristol-Myers Squibb Co.                                                                17,973,937
        274,000   Columbia/HCA Healthcare Corp.                                                           15,583,750


FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

      SHARES                                                                                                VALUE
 COMMON STOCKS -- CONTINUED
                  HEALTH CARE -- CONTINUED
        720,400 (a) Healthsource, Inc.                                                                 $  10,625,900
        149,000   Merck & Co., Inc.                                                                       10,485,875
        275,000   United Healthcare Corp.                                                                 11,446,875
                    Total                                                                                 132,129,587
                  PRODUCER MANUFACTURING -- 5.3%
         12,200   Dover Corp.                                                                                582,550
        142,500   General Electric Co.                                                                    12,967,500
        223,800   Ingersoll-Rand Co.                                                                      10,630,500
        120,000   Loews Corp.                                                                              9,285,000
        250,000   Textron, Inc.                                                                           21,250,000
                    Total                                                                                 54,715,550
                  RETAIL TRADE -- 5.4%
        312,000   Dayton-Hudson Corp.                                                                     10,296,000
        453,000   Dillard Department Stores, Inc., Class A                                                14,609,250
        250,000   Sears, Roebuck & Co.                                                                    11,187,500
        765,000   Wal-Mart Stores, Inc.                                                                   20,176,875
                    Total                                                                                 56,269,625
                  SERVICES -- 3.6%
        800,000   Browning-Ferris Industries, Inc.                                                        20,000,000
        100,000   Disney (Walt) Co.                                                                        6,337,500
        150,000   Gannett Co., Inc.                                                                       10,556,250
                    Total                                                                                 36,893,750
                  TECHNOLOGY -- 12.2%
         92,800   Automatic Data Processing, Inc.                                                          4,048,400
        201,700   Computer Associates International, Inc.                                                 12,051,575
        296,000 (a)Electronic Data Systems Corp.                                                          18,167,000
        226,600   Hewlett-Packard Co.                                                                     11,046,750


FEDERATED AMERICAN LEADERS FUND, INC.
(FORMERLY, AMERICAN LEADERS FUND, INC.)

    SHARES OR
    PRINCIPAL
      AMOUNT                                                                                                VALUE
COMMON STOCKS -- CONTINUED
                  TECHNOLOGY -- CONTINUED
        200,200   Intel Corp.                                                                          $  19,106,587
         71,200   International Business Machines Corp.                                                    8,864,400
        112,600   Lockheed Martin Corp.                                                                   10,148,075
        132,200   Lucent Technologies, Inc.                                                                6,064,675
        244,300 (a)Oracle Corp.                                                                           10,398,019
        185,500   Rockwell International Corp.                                                            10,457,563
        334,400 (a)Solectron Corp.                                                                        16,385,600
                    Total                                                                                126,738,644
                  TRANSPORTATION -- 1.2%
        176,600   Union Pacific Corp.                                                                     12,935,950
                  UTILITIES -- 11.3%
        300,000   AT&T Corp.                                                                              15,675,000
        243,700   Columbia Gas System, Inc.                                                               13,647,200
        425,000   Enron Corp.                                                                             17,318,750
        233,000   FPL Group, Inc.                                                                         10,077,250
        266,000   GTE Corp.                                                                               10,241,000
        737,500   MCI Communications Corp.                                                                18,898,438
        948,000   Pacific Gas & Electric Co.                                                              20,619,000
        464,000   Southern Co.                                                                            10,498,000
                    Total                                                                                116,974,638
                    TOTAL COMMON STOCKS (IDENTIFIED COST $808,717,763)                                   990,176,094
 (B)REPURCHASE AGREEMENT -- 3.7%
 $   38,210,000   BT Securities Corporation, 5.72%, dated 9/30/1996, due 10/1/1996
                  (AT AMORTIZED COST)                                                                     38,210,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $846,927,763)(C)                               $1,028,386,094


(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $846,927,763. The net unrealized appreciation of investments on a federal tax basis amounts to $181,458,331 which is comprised of $188,592,971 appreciation and $7,134,640 depreciation at September 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($1,036,551,566) at September 30, 1996.

The following acronym is used throughout this portfolio:

ADR -- American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996 (UNAUDITED)

 ASSETS:
 Total investments in securities, at value (identified and tax cost $846,927,763)               $ 1,028,386,094
 Cash                                                                                                    14,967
 Income receivable                                                                                    2,439,792
 Receivable for investments sold                                                                      6,933,929
 Receivable for shares sold                                                                           4,297,853
    Total assets                                                                                  1,042,072,635
 LIABILITIES:
 Payable for investments purchased                                                 $ 4,652,792
 Payable for shares redeemed                                                           480,725
 Accrued expenses                                                                      387,552
    Total liabilities                                                                                 5,521,069
 Net Assets for 50,609,559 shares outstanding                                                   $ 1,036,551,566
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                $   810,558,567
 Net unrealized appreciation of investments                                                         181,458,331
 Accumulated net realized gain on investments                                                        43,211,183
 Undistributed net investment income                                                                  1,323,485
    Total Net Assets                                                                            $ 1,036,551,566
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($510,464,473 / 24,921,010 shares outstanding)                                $20.48
 Offering Price Per Share (100/94.50 of $20.48)*                                                         $21.67
 Redemption Proceeds Per Share**                                                                         $20.48
 CLASS B SHARES:
 Net Asset Value Per Share ($396,077,509 / 19,340,768 shares outstanding)                                $20.48
 Offering Price Per Share*                                                                               $20.48
 Redemption Proceeds Per Share (94.50/100 of $20.48)**                                                   $19.35
 CLASS C SHARES:
 Net Asset Value Per Share ($57,924,578 / 2,827,793 shares outstanding)                                  $20.48
 Offering Price Per Share*                                                                               $20.48
 Redemption Proceeds Per Share (99.00/100 of $20.48)**                                                   $20.28
 CLASS F SHARES:
 Net Asset Value Per Share ($72,085,006 / 3,519,988 shares outstanding)                                  $20.48
 Offering Price Per Share (100/99.00 of $20.48)***                                                       $20.69
 Redemption Proceeds Per Share (99.00/100 of $20.48)**                                                   $20.28


* See "How to Purchase Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

*** See "What Shares Cost" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

 INVESTMENT INCOME:
 Dividends                                                                                       $  8,184,750
 Interest                                                                                           1,584,439
         Total income                                                                               9,769,189
 EXPENSES:
 Investment advisory fee                                                            $ 2,886,909
 Administrative personnel and services fee                                              349,048
 Custodian fees                                                                          56,173
 Transfer and dividend disbursing agent fees and expenses                               591,567
 Directors'/Trustees' fees                                                                6,793
 Auditing fees                                                                           10,019
 Legal fees                                                                               2,391
 Portfolio accounting fees                                                               87,856
 Distribution services fee -- Class B Shares                                          1,235,559
 Distribution services fee -- Class C Shares                                            191,597
 Shareholder services fee -- Class A Shares                                             598,845
 Shareholder services fee -- Class B Shares                                             411,853
 Shareholder services fee -- Class C Shares                                              63,866
 Shareholder services fee -- Class F Shares                                              79,697
 Share registration costs                                                               105,542
 Printing and postage                                                                    79,398
 Insurance premiums                                                                       1,669
 Taxes                                                                                   22,016
 Miscellaneous                                                                            1,365
         Total expenses                                                               6,782,163
 Waivers --
         Waiver of shareholder services fee -- Class A Shares           $ (87,657)
         Waiver of shareholder services fee -- Class F Shares              (5,231)
                  Total waivers                                                         (92,888)
                            Net expenses                                                            6,689,275
                                    Net investment income                                           3,079,914
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                                                  43,236,764
 Net change in unrealized appreciation of investments                                               6,065,198
         Net realized and unrealized gain on investments                                           49,301,962
                  Change in net assets resulting from operations                                 $ 52,381,876


(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
STATEMENT OF CHANGES IN NET ASSETS

                                                                               SIX MONTHS
                                                                                  ENDED
                                                                               (UNAUDITED)      YEAR ENDED
                                                                              SEPTEMBER 30,      MARCH 31,
                                                                                  1996             1996
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                      $    3,079,914    $   4,745,714
 Net realized gain on investments ($43,236,764 and $29,467,435 net
 gains, respectively, as computed for federal tax purposes)                     43,236,764       29,467,435
 Net change in unrealized appreciation                                           6,065,198      112,788,561
  Change in net assets resulting from operations                                52,381,876      147,001,710
 NET EQUALIZATION CREDITS (DEBITS) --                                              402,371          797,978
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income:
  Class A Shares                                                                (2,249,995)      (3,449,876)
  Class B Shares                                                                  (358,797)        (300,834)
  Class C Shares                                                                   (50,922)         (50,556)
  Class F Shares                                                                  (306,441)        (370,222)
 Distributions from net realized gains
  Class A Shares                                                                (7,749,906)     (12,685,641)
  Class B Shares                                                                (5,247,621)      (4,534,699)
  Class C Shares                                                                  (818,012)      (1,056,763)
  Class F Shares                                                                (1,028,228)      (1,393,014)
  Change in net assets resulting from distributions to shareholders            (17,809,922)     (23,841,605)
 SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET
 INVESTMENT INCOME) --
 Proceeds from sale of shares                                                  230,078,978      396,144,022
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                         16,147,876       19,738,904
 Cost of shares redeemed                                                       (61,303,373)     (86,878,884)
  Change in net assets resulting from share transactions                       184,923,481      329,004,042
  Change in net assets                                                         219,897,806      452,962,125
 NET ASSETS:
 Beginning of period                                                           816,653,760      363,691,635
 End of period (including undistributed net investment income of
 $1,323,485 and $807,355, respectively)                                     $1,036,551,566    $ 816,653,760


(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                     SIX MONTHS
                       ENDED
                     (UNAUDITED)
                    SEPTEMBER 30,                                      YEAR ENDED MARCH 31,
                        1996      1996       1995       1994       1993       1992       1991       1990       1989       1988
 NET ASSET VALUE,
 BEGINNING OF PERIOD  $19.78     $15.66     $14.58     $14.90     $13.88     $13.18     $12.21     $13.04     $12.55     $14.21
 INCOME FROM
 INVESTMENT
 OPERATIONS
   Net investment
   income               0.10       0.22       0.25       0.23       0.29       0.29       0.37       0.55       0.50       0.45
   Net realized and
   unrealized gain
   (loss) on
   investments          1.01       4.70       1.42       0.18       2.05       1.34       1.28       0.36       1.08      (1.21)
   Total from
   investment
   operations           1.11       4.92       1.67       0.41       2.34       1.63       1.65       0.91       1.58      (0.76)
 LESS DISTRIBUTIONS
   Distributions
   from net
   investment
   income              (0.09)     (0.17)     (0.24)     (0.24)     (0.28)     (0.28)     (0.38)     (0.56)     (0.50)     (0.43)
   Distributions
   from net
   realized
   gain on
   investments         (0.32)     (0.63)     (0.35)     (0.49)     (1.04)     (0.65)     (0.30)     (1.18)     (0.59)     (0.47)
   Total
   distributions       (0.41)     (0.80)     (0.59)     (0.73)     (1.32)     (0.93)     (0.68)     (1.74)     (1.09)     (0.90)
 NET ASSET VALUE,
 END OF PERIOD        $20.48     $19.78     $15.66     $14.58     $14.90     $13.88     $13.18     $12.21     $13.04     $12.55
 TOTAL RETURN(A)        5.70%     32.00%     11.87%      2.76%     18.31%     12.91%     14.17%      7.13%     13.23%     (5.32%)
 RATIOS TO AVERAGE
 NET ASSETS
   Expenses             1.13%*     1.16%      1.23%      1.18%      1.13%      1.02%      1.02%      1.01%      1.01%      1.00%
   Net investment
   income               0.99%*     1.07%      1.71%      1.48%      2.07%      2.12%      3.06%      4.23%      3.85%      3.35%
   Expense waiver/
   reimbursement(b)     0.04%*     0.07%        --         --       0.06%      0.16%      0.30%      0.35%      0.12%      0.11%
 SUPPLEMENTAL DATA
   Net assets, end
   of period (000
   omitted)         $510,464   $455,867   $268,470   $226,857   $202,866   $171,210   $149,360   $147,235   $149,049   $158,818
   Average
   commission
   rate paid           $0.0511        --        --         --         --         --         --         --         --         --
   Portfolio
   turnover               51%        46%        34%       27%         39%        67%        57%        50%        27%        65%


* Computed on an annualized basis.

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                SIX MONTHS
                                                                   ENDED
                                                                (UNAUDITED)              YEAR ENDED
                                                               SEPTEMBER 30,              MARCH 31,
                                                                   1996              1996          1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                             $19.79            $15.67         $14.97
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                             0.02              0.06           0.13
  Net realized and unrealized gain on investments                   1.01              4.74           0.92
  Total from investment operations                                  1.03              4.80           1.05
 LESS DISTRIBUTIONS
  Distributions from net investment income                         (0.02)            (0.05)         (0.12)
  Distributions from net realized gain on investments              (0.32)            (0.63)         (0.23)
  Total distributions                                              (0.34)            (0.68)         (0.35)
 NET ASSET VALUE, END OF PERIOD                                   $20.48            $19.79         $15.67
 TOTAL RETURN(B)                                                    5.26%            31.14%          7.28%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                          1.92%*            1.93%          1.95%*
  Net investment income                                             0.21%*            0.32%          1.09%*
  Expense waiver/reimbursement(c)                                    --                --            0.12%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                       $396,078          $261,024        $46,671
  Average commission rate paid                                   $0.0511               --            --
  Portfolio turnover                                                  51%              46%             34%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 25, 1994 (date of initial public investment) to March 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)                YEAR ENDED
                                                         SEPTEMBER 30,                MARCH 31,
                                                             1996            1996        1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $19.80          $15.66      $14.55      $14.70
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.02            0.05        0.14        0.12
  Net realized and unrealized gain on investments             1.00            4.75        1.45        0.35
  Total from investment operations                            1.02            4.80        1.59        0.47
 LESS DISTRIBUTIONS
  Distributions from net investment income                   (0.02)          (0.03)      (0.13)      (0.13)
  Distributions from net realized gain on investments        (0.32)          (0.63)      (0.35)      (0.49)
  Total distributions                                        (0.34)          (0.66)      (0.48)      (0.62)
 NET ASSET VALUE, END OF PERIOD                             $20.48          $19.80      $15.66      $14.55
 TOTAL RETURN(B)                                              5.20%          31.14%      11.23%       3.16%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    1.92%*          1.96%       2.04%       2.11%*
  Net investment income                                       0.21%*          0.27%       0.91%       0.71%*
  Expense waiver/reimbursement(c)                              --             0.02%        --          --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $57,925         $44,434     $20,055     $11,895
  Average commission rate paid                               $0.0511           --          --          --
  Portfolio turnover                                            51%             46%         34%         27%


* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          SIX MONTHS
                                                             ENDED
                                                          (UNAUDITED)                 YEAR ENDED
                                                         SEPTEMBER 30,                 MARCH 31,
                                                             1996              1996       1995       1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                       $19.78           $15.66     $14.58       $14.95
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                       0.10             0.19       0.25         0.16
  Net realized and unrealized gain on investments             1.01             4.72       1.42        (0.20)
  Total from investment operations                            1.11             4.91       1.67        (0.04)
 LESS DISTRIBUTIONS
  Distributions from net investment income                   (0.09)           (0.16)     (0.24)       (0.16)
  Distributions from net realized gain on investments        (0.32)           (0.63)     (0.35)       (0.17)
  Total distributions                                        (0.41)           (0.79)     (0.59)       (0.33)
 NET ASSET VALUE, END OF PERIOD                             $20.48           $19.78     $15.66       $14.58
 TOTAL RETURN(B)                                              5.69%            31.95%    11.80%       (0.30%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                    1.15%*           1.21%      1.27%        1.35%*
  Net investment income                                       0.95%*           1.02%      1.69%        1.51%*
  Expense waiver/reimbursement(c)                             0.01%*           0.02%       --           --
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                  $72,085          $55,329    $28,495      $15,282
  Average commission rate paid                               $0.0511            --         --           --
  Portfolio turnover                                            51%              46%        34%          27%


* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1993 (date of initial public investment) to March 31, 1994.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AMERICAN LEADERS FUND, INC. --
(FORMERLY, AMERICAN LEADERS FUND, INC.)
NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1996 (UNAUDITED)

1. ORGANIZATION

Federated American Leaders Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The investment objective of the Fund is to seek growth of capital and of income by concentrating the area of investment decision in the securities of high quality companies.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   EQUALIZATION -- The Fund follows the accounting practice known as equalization, in which a portion of the proceeds from sales and costs of redemptions of fund shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At September 30, 1996, par value shares ($ 0.20 per share) authorized were as follows:

                    NUMBER OF PAR
                    VALUE CAPITAL
CLASS NAME        STOCK AUTHORIZED
Class A Shares      30,000,000
Class B Shares      20,000,000
Class C Shares      25,000,000
Class F Shares      25,000,000


Transactions in capital stock were as follows:

                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                      SEPTEMBER 30, 1996                    MARCH 31, 1996
 CLASS A SHARES                                    SHARES            AMOUNT            SHARES          AMOUNT
 Shares sold                                     3,353,366       $  65,927,503        8,582,300    $  153,778,904
 Shares issued to shareholders in
 payment of distributions declared                 442,756           8,816,773          745,456        13,448,166
 Shares redeemed                                (1,922,091)        (37,509,349)      (3,425,166)      (61,354,945)
  Net change resulting from Class A
  Share transactions                             1,874,031       $  37,234,927        5,902,590    $  105,872,125
                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                      SEPTEMBER 30, 1996                    MARCH 31, 1996
 CLASS B SHARES                                    SHARES            AMOUNT            SHARES          AMOUNT
 Shares sold                                     6,799,155      $  134,483,713       10,810,661    $  198,757,682
 Shares issued to shareholders in
 payment of distributions declared                 263,802          5,280,634           236,916         4,339,389
 Shares redeemed                                  (908,727)        (17,970,892)        (839,484)      (15,534,728)
  Net change resulting from Class B
  Share transactions                             6,154,230      $  121,793,455       10,208,093    $  187,562,343
                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                      SEPTEMBER 30, 1996                    MARCH 31, 1996
 CLASS C SHARES                                    SHARES            AMOUNT            SHARES          AMOUNT
 Shares sold                                       691,126      $   13,651,098        1,191,221    $   21,813,090
 Shares issued to shareholders in
 payment of distributions declared                  40,422             808,925           36,162          655,726
 Shares redeemed                                  (148,369)         (2,928,527)        (263,447)       (4,771,458)
  Net change resulting from Class C
  Share transactions                               583,179      $   11,531,496          963,936    $   17,697,358
                                                       SIX MONTHS ENDED                       YEAR ENDED
                                                      SEPTEMBER 30, 1996                    MARCH 31, 1996
 CLASS F SHARES                                    SHARES            AMOUNT            SHARES          AMOUNT
 Shares sold                                       808,453      $   16,016,664        1,201,769    $   21,794,346
 Shares issued to shareholders in
 payment of distributions declared                  62,070           1,241,544           71,470         1,295,623
 Shares redeemed                                  (147,747)         (2,894,605)        (295,842)       (5,217,753)
  Net change resulting from Class F
  Share transactions                               722,776      $   14,363,603          977,397    $   17,872,216
  Net change resulting from share transactions   9,334,216      $  184,923,481       18,052,016    $  329,004,042


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to (a) a maximum of 0.55% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                         PERCENTAGE OF
                         AVERAGE DAILY
   SHARE CLASS NAME       NET ASSETS
       Class B              0.75%
       Class C              0.75%


   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of each class of shares of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT FEES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended September 30, 1996, were as follows:

PURCHASES        $ 697,334,706
SALES            $ 436,472,477


DIRECTORS
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
J. Christopher Donahue
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS
John F. Donahue
  President
J. Christopher Donahue
  Executive Vice President
Edward C. Gonzales
  Executive Vice President
John W. McGonigle
  Executive Vice President, Treasurer,
  and Secretary
Richard B. Fisher
  Vice President
S. Elliott Cohan
  Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

027128107
027128206
027128305
027128404
8110101 (11/96)



A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment in the Class A Shares of Federated American Leaders Fund, Inc. on February 26, 1969, would have grown to $423,305 on September 30, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from February 26, 1969 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that yearly investments of $1,000 in the Class A Shares of Federated American Leaders Fund, Inc. on February 26, 1969, would have grown to $218,453 on September 30, 1996. The `y'' axis reflects the cost of the investment. The ``x'' axis reflects computation periods from February 26, 1969 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.

C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an investment of $5,000 in the Class A shares of Federated American Leaders Fund, Inc. on September 30, 1981, would have grown to $184,039. The `y''axis reflects the cost of the investment. The `x'' axis reflects computation periods from September 30, 1981 to September 30, 1996. The chart further indicates the ending market value attributable to principal, as well as the ending market value attributable to capital gains and reinvested dividends.